--------------------------------------------------------------------------------

                      W.P. STEWART & CO. GROWTH FUND, INC.

--------------------------------------------------------------------------------



                                  ANNUAL REPORT



                                DECEMBER 31, 1999

--------------------------------------------------------------------------------
W. P. STEWART & CO. GROWTH FUND, INC.
ANNUAL REPORT AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

MANAGEMENT COMMENTS

Review of the Year

During the past year, the Fund's net asset value increased from $213.59 on December 31, 1998, to $218.96 on December 31, 1999 after giving effect to a distribution of $13.00 per share. This represents a total investment return of +8.76%.

The strong gain of the S&P index in the US (+21%), was driven primarily by technology shares, which now represent 30% of the index. If you exclude technology share performance from the S&P, the index appreciated by just +2% last year. Further, 1999 was characterized by rising interest rates, as the pace of economic growth in the US continued to surprise the world. Growth stock price-earnings ratios decline during periods of rising interest rates, and this was an added downward pressure on the performance of our portfolio's quality growth shares.

On average, the businesses in the Growth Fund increased their profits by more than 16% during the year. However, at year-end, this portfolio of excellent growth companies was selling at a multiple of only 29 times estimated 2000 earnings, quite attractively priced, and below the multiple of the S&P. We believe that these portfolio earnings will double over the next five years, and that therefore the prices of these shares should double as well.

Long-term View

The investment scene in 1999 was characterized by intense interest in technology and Internet shares, as investors largely ignored the large risks inherent in many of these companies. US economic growth was strong, while growth in Europe and in emerging markets was much less exciting than some had hoped. Inflation remained largely under control. The outlook for 2000 is that there may be several more interest rate increases in the US, as an overheated economy, a record low unemployment rate, and fears of inflation continue to be serious concerns. However, with our diligent central bank, and increasing productivity improvements, we expect the orderly slowing of the US economy and control of inflation to be accomplished by these increases. This however, will probably take another six to nine months to accomplish. Rates will then stabilize and, probably decrease, and we expect corporate profits to continue to be respectable, although at a somewhat slower pace of about 10%. This will of course provide for a much more favorable environment for your shares.

Interest in technology will continue, but likely tempered by ever growing awareness of the volatility and high multiple risk in these issues. As investors move toward risk avoidance, our style will again become more in favor. Large capitalization stocks, with excellent long term fundamentals, mid-teens earnings growth, attractively priced, should do well.

We look forward to reporting to you again in July.

New York, N.Y.
February 4, 2000
MARILYN G. BRESLOW
PRESIDENT

W.P. Stewart & Co., Inc.
Investment Manager

                      W.P. STEWART & CO. GROWTH FUND, INC.
                COMPARISON OF A HYPOTHETICAL $50,000 INVESTMENT
                  W.P. STEWART & CO. GROWTH FUND VS. S&P 500*


                                     [GRAPH]

                        [Client to provide plot points]


* For the period from February 28, 1994, (commencement of investment operations) through December 31, 1999

                            Total Investment Return*
                     February 28, 1994 - December 31, 1999
--------------------------------------------------------------------------------
W.P. Stewart & Co. Growth Fund, Before Payment of Redemption Fee         204.84%
W.P. Stewart & Co. Growth Fund, After Payment of Redemption Fee          203.31%
S&P 500                                                                  253.45%

     * Total investment return is calculated assuming reinvestment of all dividends and distributions at net asset value during the period. A redemption fee equal to 0.5% of the gross redemption proceeds will be charged by the Fund. S&P 500 return assumes no transaction costs.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------------------------
           NAME OF ISSUER                                              MARKET
         AND TITLE OF ISSUE                          SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--97.1%
BANKS--4.9%
     Northern Trust Corporation..................     69,524        $  3,684,772
                                                                    ------------

DATA PROCESSING SERVICES--10.9%
     Automatic Data Processing, Inc..............    152,928           8,238,996
                                                                    ------------
DRUGS & HEALTH CARE--19.5%
     Johnson & Johnson...........................     34,020           3,168,113
     Lilly (Eli) & Company.......................     46,032           3,061,128
     Merck & Company, Inc........................     27,774           1,862,594
     Pfizer, Inc.................................     88,624           2,874,741
     Stryker Corporation.........................     53,500           3,724,937
                                                                    ------------
                                                                      14,691,513
                                                                    ------------
DRUG STORES--8.9%
     CVS Corporation.............................     89,969           3,593,137
     Walgreen Company............................    105,000           3,071,250
                                                                    ------------
                                                                       6,664,387
                                                                    ------------
ELECTRICAL EQUIPMENT--6.7%
     General Electric Company....................     32,744           5,067,134
                                                                    ------------

ELECTRONICS--5.2%
     Intel Corporation...........................     47,498           3,909,679
                                                                    ------------
FINANCE  & BANKING--5.0%

     State Street Corporation....................     51,793           3,784,126
                                                                    ------------
HOUSEHOLD PRODUCTS--4.5%
     Gillette Company............................     60,088           2,474,875
     Procter & Gamble Company....................      8,173             895,454
                                                                    ------------
                                                                       3,370,329
                                                                    ------------
RESTAURANTS--4.5%
     McDonald's Corporation......................     83,046           3,347,792
                                                                    ------------


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------------------------
           NAME OF ISSUER                                              MARKET
         AND TITLE OF ISSUE                          SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
RETAIL--23.1%

     Autozone, Inc. (a)..........................    123,824        $  4,001,063
     Dollar General Corporation..................    259,313           5,899,370
     Gap, Inc....................................     81,000           3,726,000
     Home Depot, Inc.............................     55,500           3,805,219
                                                                    ------------
                                                                      17,431,652
                                                                    ------------
SOFTWARE--3.9%
     Microsoft Corporation (a)...................     25,058           2,925,522
                                                                    ------------

TOTAL COMMON STOCKS--(Cost $55,287,170) .........                     73,115,902
                                                                    ------------

TOTAL INVESTMENTS--(Cost $55,287,170)--97.1%                          73,115,902
OTHER ASSETS LESS LIABILITIES-- 2.9%                                   2,195,325
                                                                    ------------
NET ASSETS--100.0%                                                  $ 75,311,227
                                                                    ============

(a) No dividends paid on security.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value (Identified cost $ 55,287,170) ....     $ 73,115,902
Cash .........................................................................        1,865,947
Receivable for securities sold ...............................................          484,468
Receivable for Fund shares sold ..............................................           40,000
Dividends receivable .........................................................           60,276
Prepaid Insurance ............................................................           44,405
                                                                                   ------------
     Total Assets ............................................................       75,610,998
                                                                                   ------------

LIABILITIES:
Advisory fee payable .........................................................          267,126
Other accrued expenses .......................................................           32,645
                                                                                   ------------
     Total Liabilities .......................................................          299,771
                                                                                   ------------
NET ASSETS ...................................................................     $ 75,311,227
                                                                                   ============

NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
     Authorized, 343,956 shares issued and outstanding) ......................     $        344
Capital paid in excess of par ................................................       56,713,159
Accumulated realized gain on investments - net ...............................          768,992
Unrealized appreciation on investments - net .................................       17,828,732
                                                                                   ------------
NET ASSETS ...................................................................     $ 75,311,227
                                                                                   ============

Net asset value per share ....................................................     $     218.96
                                                                                   ============

Redemption price per share ...................................................     $     217.87
                                                                                   ============


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,496) .........................     $    437,330
Interest .....................................................................           75,552
                                                                                   ------------
     Total investment income .................................................          512,882
                                                                                   ------------

EXPENSES:
Investment advisory fees .....................................................          956,167
Administrative fees ..........................................................           70,002
Custodian fees ...............................................................           50,397
Transfer agent fees ..........................................................           42,674
Registration fees ............................................................           23,992
Directors fees ...............................................................           19,844
Miscellaneous fees ...........................................................           48,609
                                                                                   ------------
     Total expenses ..........................................................        1,211,685
                                                                                   ------------

Net investment loss ..........................................................         (698,803)
                                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments..............................................        4,910,178
Net change in unrealized appreciation on investments..........................        1,270,838
                                                                                   ------------
Net gain on investments.......................................................        6,181,016
                                                                                   ------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................     $  5,482,213
                                                                                   ============


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE YEAR         FOR THE YEAR
                                                        ENDED                 ENDED
                                                   DECEMBER 31, 1999    DECEMBER 31, 1998
                                                   -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss ............................     $     (698,803)     $     (524,172)
Net realized gain on investments ...............          4,910,178           2,427,262
Net change in unrealized appreciation
  on investments ...............................          1,270,838          10,121,250
                                                     --------------      --------------
     Net increase in net assets
       from operations .........................          5,482,213          12,024,340
                                                     --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments ...............         (4,226,490)         (2,348,801)
                                                     --------------      --------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold ......................         24,823,008           7,663,593
Shares issued to shareholders
     in reinvestment of distributions ..........          4,139,027           2,268,863
Cost of redemptions ............................         (5,556,260)         (5,159,672)
                                                     --------------      --------------
     Net increase in net assets from Fund
       share transactions ......................         23,405,775           4,772,784
                                                     --------------      --------------
Net increase in net assets .....................         24,661,498          14,448,323
                                                     ==============      ==============

NET ASSETS:
Beginning of year ..............................         50,649,729          36,201,406
                                                     --------------      --------------
End of year ....................................     $   75,311,227      $   50,649,729
                                                     ==============      ==============


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        FOR THE              FOR THE             FOR THE
                                                         YEAR                 YEAR                YEAR
                                                         ENDED                ENDED               ENDED
                                                   DECEMBER 31, 1999    DECEMBER 31, 1998    DECEMBER 31, 1997
                                                   -----------------    -----------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........     $       213.59       $       168.71       $       152.65
                                                     --------------       --------------       --------------
    Net investment loss ........................              (2.03)               (2.21)               (1.87)
    Net realized and unrealized gain on
        investments ............................              20.40                57.80                38.53
                                                     --------------       --------------       --------------
Net increase from investment operations ........              18.37                55.59                36.66
Distributions to shareholders from net
    realized gains on investments ..............             (13.00)              (10.71)              (20.60)
                                                     --------------       --------------       --------------

Net asset value, end of period .................     $       218.96       $       213.59       $       168.71
                                                     ==============       ==============       ==============

TOTAL INVESTMENT RETURN (a) ....................               8.76%               33.30%               24.69%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets ........               1.90%                1.94%                2.13%
Ratio of fees and expenses waived and
    reimbursed by the Adviser and
    Administrator to average net assets ........               --                   --                   0.02%
Ratio of net investment loss to
    average net assets .........................              (1.10)%              (1.26)%              (1.35)%
Portfolio turnover .............................                 32%                  34%                  79%
Net assets, end of period (in thousands) .......     $       75,311       $       50,650       $       36,201

--------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The chart above reflects the audited operating performance, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                        FOR THE             FOR THE                PERIOD
                                                         YEAR                YEAR            FEBRUARY 28, 1994*
                                                         ENDED               ENDED                 THROUGH
                                                   DECEMBER 31, 1996    DECEMBER 31, 1995    DECEMBER 31, 1994
                                                   -----------------    -----------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........     $       125.94       $       101.06       $       100.00
                                                     --------------       --------------       --------------
    Net investment loss ........................              (1.81)               (1.15)               (0.48)
    Net realized and unrealized gain on
        investments ............................              40.17                29.19                 1.54
                                                     --------------       --------------       --------------
Net increase from investment operations ........              38.36                28.04                 1.06
Distributions to shareholders from net
    realized gains on investments ..............             (11.65)               (3.16)                --
                                                     --------------       --------------       --------------

Net asset value, end of period .................     $       152.65       $       125.94       $       101.06
                                                     ==============       ==============       ==============

TOTAL INVESTMENT RETURN (a) ....................              30.64%               27.73%                1.06%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets ........               2.50%                2.50%                2.50%(b)
Ratio of fees and expenses waived and
    reimbursed by the Adviser and
    Administrator to average net assets ........               0.28%                1.32%               10.20%(b)(c)
Ratio of net investment loss to
    average net assets .........................              (1.51)%              (1.36)%              (1.25)%(b)
Portfolio turnover .............................                 76%                  76%                   9%
Net assets, end of period (in thousands) .......     $       19,829       $       10,789       $        3,109

--------------------------------------------------------------------------------
      *Commencement of investment operations.

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b)  Annualized.

(c)  Includes organization expenses paid by Adviser.

The chart above reflects the audited operating performance, based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND FUND DESCRIPTION

W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge. The redemption fee is 0.50%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the closing price of the New York Stock Exchange (generally 4:00 p.m. New York City time) of each business day.

In general, the Fund values its portfolio holdings as of their last available public sale price on the valuation date, in the case of securities listed on any established securities exchange or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data or, if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ORGANIZATION EXPENSES: The Adviser has borne all costs and expenses associated with the organization and initial registration of the Fund and its shares.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. During the year ended December 31, 1999, the Fund paid long term capital gain distributions of $4,226,490 representing $13.00 per share.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year ended December 31, 1999, the Fund reclassified certain components of net assets. The reclassification was the result of permanent book to tax differences pertaining to the reclassification of the current year's net operating losses of $698,803. The reclassification resulted in a net decrease to accumulated realized gain on investments and paid in capital of $55,038 and $643,765 respectively. Net assets were not affected by the change.

3. RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Services Advisory Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition, the Adviser voluntarily bears the cost of certain professional services incurred by the Fund, including audit, legal, and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $ 63,563 for the year ended December 31, 1999.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the year ended December 31, 1999, the Adviser's affiliate earned $93,603 in commissions as broker on trades of portfolio securities.

Each of the directors who is not an officer or employee of the Adviser (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,250 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors on which he or she serves. For the year ended December 31, 1999, the Fund has paid a total of $19,844 to the Independent Directors for their services.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
--------------------------------------------------------------------------------

4. ADMINISTRATION AGREEMENT

The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

5. INVESTMENT TRANSACTIONS

Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 1999 were $36,996,458 and $19,552,542, respectively. As of December 31, 1999, unrealized appreciation and depreciation for Federal income tax purposes was $18,281,766 and $453,034, respectively. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $55,287,170.

6. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the Year ended December 31,1999 and the year ended December 31, 1998, transactions in shares were as follows:

                        YEAR ENDED DECEMBER 31, 1999       YEAR ENDED DECEMBER  31, 1998

                          SHARES            AMOUNT            SHARES            AMOUNT
                       ------------      ------------      ------------      ------------
Sold .............          113,012      $ 24,823,008            38,725      $  7,663,593
Reinvested .......           19,319         4,139,027            11,095         2,268,863

Redeemed .........          (25,506)       (5,556,260)          (27,270)       (5,159,672)
                       ------------      ------------      ------------      ------------
Net increase .....          106,825      $ 23,405,775            22,550      $  4,772,784
                       ============      ============      ============      ============

7. BENEFICIAL INTEREST

At December 31, 1999, no shareholder owned more than 5% of the Fund's outstanding shares.

8. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments for which it is practicable to estimate the value, whether or not recognized on the statement of financial condition. As a registered investment company, the Fund's investments in securities are already recorded at market value. The fair value of all other financial assets and liabilities is considered to approximate the recorded value, due to the short-term nature of the financial instruments.

9. CONCENTRATION OF RISK

At December 31, 1999, the Fund had cash at a bank in excess of federally insurable limits and was exposed to the credit risk resulting from this concentration of cash.

                                  [LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
  W.P. Stewart & Co. Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of W.P. Stewart & Co. Growth Fund, Inc., including the schedule of investments as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlight for each of the five years in the period then ended and for the period from February 28, 1994 (commencement of investment operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express and opinion on these financial statement and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted audition standards. Those standard require that we plan and perform the audit to obtain reasonable assurance about whether the finical statement and financial highlights are free of material misstatement. An audit include examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 1999, the result of its operation of the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights of each of the five years in the period then ended, and for the period form February 28, 1994 (commencement of investment operations) throughout December 31, 1994, in conformity with generally accepted accounting principles.

                                        /s/ M.R. Weiser & Co. LLP
                                        ----------------------------
                                        CERTIFIED PUBLIC ACCOUNTANTS

Lake Success, N.Y.
February 23, 2000

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY  10022
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DIRECTORS AND OFFICERS
Marilyn G. Breslow                     President and Director
John C. Russell                        Vice President and Director
June Eichbaum                          Director
William Talcott May                    Director
Thomas R. LeViness                     Director
David J. Winkler                       Director
Susan G. Leber                         Treasurer
Lisa D. Levey                          Secretary
Alison A. Proshan                      Assistant Secretary

INVESTMENT ADVISER
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
M.R.Weiser & Co. LLP
135 West 50th Street
New York, NY  10020

LEGAL COUNSEL
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

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THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF
AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.